SHARE-BASED PAYMENTS PLANS	12 Months Ended
Dec. 31, 2018
Share-Based Payment Arrangements [Abstract]
SHARE-BASED PAYMENTS PLANS
SHARE-BASED PAYMENT PLANS
The Group has established share-based payment plans that provide for the granting of share options and restricted stock units, some with performance and/or market conditions, to certain executive and management level employees. These awards are designed to align the interests of its employees with the interests of its shareholders.
The Group recognises compensation expense equal to the grant date fair value for all share-based payment awards that are expected to vest. Expense is generally recorded on a straight line basis over the requisite service period for each separately vesting portion of the award.
During the years ended 31 December 2018, 31 December 2017 and 31 December 2016, compensation expense related to our share-based payment plans totalled €17 million, €14 million and €42 million, respectively.
Share options
Share options (1) are granted with exercise prices equal to or greater than the fair value of the Group’s stock on the date of grant (2) generally vest in three annual tranches over a period of 36 months and (3) expire 10 years from the date of grant. Generally, when options are exercised, new shares will be issued rather than issuing treasury shares, if available. At the time of the Merger, 7,462,690 options to purchase CCE shares were converted to 9,900,496 options to purchase Company shares. The number of options, exercise price and grant date fair value were converted to ensure no change in the option holders’ intrinsic values or total cost to exercise. There were no changes made to any option’s vesting schedule and no additional compensation expense was recognised as a result of this conversion. No options were granted during the year ended 31 December 2018, 31 December 2017 and 31 December 2016. All options outstanding as at 31 December 2018, 31 December 2017 and 31 December 2016 were valued and had exercise prices in US dollars.
The following table summarises our share option activity for the periods presented:

	2018		2017		2016
	Shares	Average exercise price	Shares	Average exercise price	Shares	Average exercise price
	thousands	US$	thousands	US$	thousands	US$
Outstanding at beginning of year	8,579	23.58	9,435	23.03	8,136	29.17
Granted	—	—	—	—	—	—
Exercised	(2,037)	14.16	(842)	17.48	(1,347)	14.61
Forfeited, expired or cancelled	—	—	(14)	24.61	(12)	32.22
Adjustment for option conversion	n/a	n/a	n/a	n/a	2,658	37.05
Outstanding at end of year	6,542	26.51	8,579	23.58	9,435	23.03
Options exercisable at end of year	6,542	26.51	8,417	23.28	8,701	21.77

The weighted average share prices during the years ended 31 December 2018, 31 December 2017 and 31 December 2016 were         US$41.91, US$39.24 and US$42.12, respectively.
The following table summarises the weighted average remaining life of options outstanding for the periods presented:

	2018		2017		2016
Range of exercise prices	Options outstanding	Weighted average remaining life	Options outstanding	Weighted average remaining life	Options outstanding	Weighted average remaining life
US$	thousands	years	thousands	years	thousands	years
5.00 to 15.00	713	0.84	1,987	1.37	2,532	2.09
15.01 to 25.00	2,459	2.94	2,882	3.98	3,060	5.01
25.01 to 40.00	3,370	5.84	3,710	6.85	3,843	7.83
	6,542	4.21	8,579	4.62	9,435	5.37

Restricted Stock Units (RSUs) and Performance Share Units (PSUs)
RSU awards entitle the participant to accrue dividends, which are paid in cash only if the RSUs vest. They do not give voting rights. Upon vesting, the participant is granted one share for each RSU. They generally vest subject to continued employment for a period of at least 36 months. Unvested RSUs are restricted as to disposition and subject to forfeiture.
There were 0.3 million, 0.4 million and 0.4 million unvested RSUs outstanding with a weighted average grant date fair value of US$39.51, US$44.05 and US$45.76 as at 31 December 2018, 31 December 2017 and 31 December 2016, respectively.
PSU awards entitle the participant to the same benefits as RSUs. They vest subject to continued employment for a period of at least 36 months and the attainment of certain market conditions and/or performance targets. There were 1.2 million, 1.3 million and 1.4 million of unvested PSUs with weighted average grant date fair values of US$42.66, US$44.19 and US$45.81 outstanding as at 31 December 2018, 31 December 2017 and 31 December 2016, respectively.
The PSUs granted in 2014 were subject to a market condition that adjusted the number of PSUs otherwise earned based on the following year’s EPS results. Specifically, the percentage of the target PSUs earned based on EPS growth was adjusted upward based on Total Shareholder Return (TSR) performance, as compared to the TSR of the companies in the S&P 500 over the performance period. The 2014 performance share units were paid out during 2018 at 175% of the target award.
The 2015 PSUs contained only performance and service conditions and will pay out at 100% of the target award in 2019. In 2016, there was no award of PSUs.
The 2017 and 2018 PSUs vest after three years and are subject to two equally weighted performance conditions: compound annual growth rate of earnings per share, and return on invested capital (ROIC), both measured over a three year period.
Key assumptions for grant date fair value
The following table summarises the weighted average grant date fair values per unit:

Restricted Stock Units	2018	2017
Grant date fair value - service conditions (US$)	41.62	38.95
Grant date fair value - service and performance conditions (US$)	41.76	37.78
Conversions of share-based payments
Upon completion of the Merger, each unvested restricted stock unit of CCE shares was converted into a cash payment of US$14.50 and one restricted stock unit of Company shares. The cash payment and restricted stock unit both vest concurrently and under the same schedule as the original CCE restricted stock unit. These awards do not contain a net settlement feature for employee taxes; therefore, the liability of €21 million for tax withholdings on unvested restricted stock units as at the Merger was reclassified into equity. Further, the Group determined that the total fair value of the cash payment and the new restricted stock unit immediately after the Merger equalled the fair value of the original restricted stock unit immediately prior to the Merger; thus no incremental expense was recognised. As at 31 December 2016, the total accrued portion of the cash payment reclassified from equity and included within accrued compensation was €16 million. Additionally, CCE had a pre-existing deferred share-based payment plan that was terminated in connection with the Merger. This resulted in the plan being converted and reclassified from an equity-settled plan to a cash-settled plan and shortly after the Merger approximately €27 million was distributed to the plan participants.